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                                                     Exhibit 10.32


                         WESTFIELD HOLDINGS LIMITED
                        Level 24, 100 William Street
                              Sydney NSW 2011

                                                     May __, 1997


To the U.S. Underwriters and International
 Managers listed on Schedule A hereto and to the holders of the Common Stock issued under Registration Statement on Form S-11
 (No. 333-22731)


Gentlemen:

     Reference is made to (i) that certain Promissory Note, dated the date hereof, from Westland Management, Inc. and Westfield Partners, Inc. in the original principal amount of $145 million, and (ii) that certain Pledge and Security Agreement, dated as of the date hereof, from Westland Realty, Inc., Westland Management Inc. and Westfield Partners, Inc., securing such Promissory Note. Westland Realty, Inc., Westland Management, Inc. and Westfield Partners, Inc. are indirect wholly-owned subsidiaries of Westfield Holdings Limited.


     This letter will confirm that the Board of Directors of Westfield Holdings Limited has authorized the following representation to each of the addressess of this letter:



         That (i) Westland Management, Inc. and Westfield Partners,
   Inc. will not prepay the Promissory Note prior to May __, 2004 except in connection with a sale of the Garden State Plaza shopping center (or Westfield Holdings' indirect interest therein) to an unaffiliated third party, and (ii) if the Promissory Note shall be prepaid prior to May __, 2004 for any reason the Make-Whole Amount payable under the Note shall be payable for the period through May __, 2004.



     The letter will further confirm that the undersigned acknowledges that each of the addressee is relying on the foregoing representation and connection with the issue and sale of Common Stock under the above-referenced Registration Statement.


                                      Very truly yours,

                                      WESTFIELD HOLDINGS LIMITED

                                      By: _________________________________